SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES

DWS Managed Municipal Bond Fund
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the fund’s summary prospectuses.
Ashton P. Goodfield, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 1998.
Matthew J. Caggiano, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 1999.
Chad Farrington, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2018.
Michael J. Generazo, Director. Portfolio Manager of the fund. Began managing the fund in 2010.
Please Retain This Supplement for Future Reference
December 10, 2018
PROSTKR-1110